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                                                                     EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-19957) and on Form S-8 (No.2-57924, No.33-54158,
No.33-51655, No. 333-26793, No. 333-88229, No. 333-48130, No. 333-58676, and No.
333-65400) of Quaker Chemical Corporation of our report dated March 13, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
March 27, 2002